COPY OF ORIGINAL
AS ASSIGNED TO DENNIS MEHIEL


                                 PROMISSORY NOTE
                                        &
                               SECURITY AGREEEMENT

                          Dated as of January 25, 2001

         FOR VALUE RECEIVED, the undersigned, Fusion Telecommunications International, Inc., a Delaware corporation, having its principal place of business at 420 Lexington Avenue, Suite 518, New York, New York 10170 (the "Borrower"), hereby unconditionally promises to pay to the order of Evelyn Langlieb Greer, as Trustee (the "Lender"), with an office located c/o Hogan, Greer & Shapiro, P.A., 2400 South Dixie Highway, Suite 200, Miami, Florida 33133, the principal sum of ONE MILLION DOLLARS ($1,000,000.00), in lawful money of the United States with interest thereon to be computed from the date of this promissory note and security agreement (the "Note") at the interest rate shown below, in accordance with the payment schedule set forth herein. This Note is being executed and delivered outside the State of Florida.

         1.       PAYMENT TERMS

                  a) Principal and interest payments under this Note shall be paid to Lender in accordance with the payment schedule set forth on Schedule I attached hereto.

                  b) If any payment becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable during the extension at the applicable rate. For purposes of this Note, "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which the commercial banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

         2.       INTEREST RATE

                  a) The interest rate for this Note shall be an interest rate equal to thirteen percent (13.00%) per annum.

                  b) Interest and any fees hereunder shall be computed on the basis of a year comprised of 365 days.

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

                  c) Borrower hereby agrees that upon occurrence and during continuance of an event of default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate equal or lesser of (i) eighteen percent (18%) per annum, or (ii) the maximum interest rate which Borrower may by law pay (the "Default Rate"). The Default Rate shall be computed from the occurrence of the event of default until the earlier of the date upon which the event of default is cured or the date upon which the defaulted is paid in full. Interest calculated at the Default Rate shall be added to the principal due under the Note and shall be deemed secured by collateral. This paragraph shall not be construed as an agreement or privilege to extend the date of any payment, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any event of default.

                  d) Notwithstanding anything contained herein to the contrary, in no event shall any interest rate provided herein exceed the maximum rate of interest allowed by the applicable law, as amended from time to time. Lender does not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum amount allowed by applicable law. If any payment of interest or in the nature of interest would cause the forgoing interest rate limitation to exceed, then such excess payment shall be credited as a payment of principal, unless Borrower notifies Lender in writing that the excess payment must be returned to Borrower, together with interest as the rate specified under New York law.

         3.       PREPAYMENTS

                  a) Borrower shall be entitled to prepay this Note in whole or in part, at any time, without premium or penalty.

                  b) Any prepayment of this Note (whether optional or required, but not including any payment after default or acceleration) shall be applied first to principal and then to interest and lawful charges, unless otherwise specified by Borrower. In the event of a prepayment after default or acceleration, any prepayment of this Note shall be applied first to interest accrued on the principal amount prepaid and other lawful charges, and then to principal. Borrower, shall, at the time of making payments of this Note, specify to Lender the amount of this Note to be prepaid.

         4.       SECURITY

                  a) This Note is secured by Borrower's accounts receivable set forth on Schedule A attached hereto ( the "Accounts Receivable") and

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

                       Borrower hereby grants Lender a security interest in all of such Accounts Receivable.

                  b) In order to perfect a security interest in the Accounts Receivable, Borrower agrees to execute and deliver to the Lender any and all documents which are, in the opinion of Lender or its counsel, necessary so as to perfect the said security interests including, but not limited to, appropriate UCC-1 financing statements to be filed with the Secretary of State of New York and with the appropriate filing officers in all such jurisdictions where any of the Accounts Receivable may be located. Borrower does hereby appoint Lender as its attorney-in-fact, with full power of substitution, to prepare, execute and file UCC financing statements , amendments, releases, continuations, assignments and other perfection instruments as Lender deems reasonably necessary or appropriate to protect Lender's interest in the products. Borrower hereby authorizes the Lender to execute and file at any time any financing statements, continuation statements, or amendments thereto, without signatures of Borrower thereon, which the Lender deems reasonably necessary to protect, perfect, continue or maintain the security interests and liens granted to the Lender.

         5.       DEFAULT

                  a) If an event of default as defined below, occurs and such event of default continues after the expiration of any applicable notice and grace periods, then the whole unpaid principal sum due under this Note, all interest, default interest, late charges and all other monies agreed or provided to be paid by Borrower under this Note shall without notice become immediately due and payable.

                  b) Unless payments are made in the amount and as required hereunder, remittances in payments of full or any part of the payments due under this Note shall not, regardless of any receipt or credit issued therefore, constitute payment until the required amount is actually received by Lender in funds immediately available as specified herein and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender or any payment in an amount then due shall be deemed an acceptance on account only and the failure to pay the entire amount by the tenth
                       (10th) day after the payment due date shall be an event of default.

                  c) It shall be an event of default under this Note if: (i) Borrower fails to make payment of principal, interest, or other amount as it comes due on any indebtedness owed Lender hereunder, or fails to make any

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

                       other payment to Lender as contemplated hereunder either by the terms hereof or otherwise; (ii) any liquidation or dissolution of Borrower, suspension of the business of the Borrower, or filing or commencement by Borrower of a voluntary petition, case, proceeding, or other action seeking reorganization, arrangement, readjustment of its debts; or commencement or involuntary petition case, proceeding or other action against Borrower seeking reorganization, arrangement or readjustment of its debts, which is not vacated, discarded, stayed, bonded or dismissed within sixty (60) days of its commencement, or the entry of an order for relief under any existing or future law of any jurisdiction, domestic or foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors, or any other action of Borrower indicating its consent to, approval of or acquiescence in, any such petition, case, proceeding, or other action seeking to have an order for relief entered with respect to it or its debts; the application by Borrower for, or the appointment, by consent or acquiescence of, a receiver, trustee, custodian or other similar official for Borrower or for all or substantial part of its property; the making by Borrower of an assignment for the benefit of creditors; or the inability of Borrower or the admission by Borrower in writing of its inability to pay its debts as they mature; (iii) any order is entered in any proceedings against Borrower decreeing the dissolution or split-up of Borrower, and such order remains in effect for more than sixty (60) days; (iv) any act or omission (formal or informal) of Borrower or its offices, directors or shareholders, leading to, or resulting in, the termination, invalidation (partial or total) , revocation, suspension, interruption, or unenforceability or its existence, or transfer or disposition (whether by sale, lease or otherwise) to any person of all or a substantial par of its property;

                       Then (i) upon the occurrence of any event of default described in the foregoing subsection (c), the unpaid principal amount of and accrued interest on the Note becomes immediately due and payable, without presentment, demand, protest, or other requirement of any kind, all of which are expressly waived by Borrower; and (ii) upon the occurrence and during the continuance of any other event of default Lender may take one or more of the following actions: )a) declare all or any portion of the Note to be, and the same shall forthwith become, immediately due and payable, without presentment, demand, protest, or other requirement of any kind, all of which are expressly waived by Borrower. Lender may immediately proceed to do all other things provided by law to enforce the rights of Lender and to collect all amounts owing to Lender by Borrower. Without limiting foregoing in any way, upon any event of default, Lender shall be entitled to the appointment of a receiver to take charge of the

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

                       collateral and Borrower hereby waives any objection to the appointment of a receiver. No right, power, or remedy conferred upon Lender by this Note shall be exclusive of any other right, power, or remedy referred to therein or now or hereafter available at law or in equity.

         6.       TRANSFER

                       Lender may assign or transfer this Note and upon such assignment or transfer, Borrower hereby waives notice or any such assignment or transfer and Lender may deliver, pledge or assign its interest in the collateral to the transferee/assignee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall therefore be relieved and fully discharged from any liability or responsibility under this Note.

         7.       MISCELLANEOUS

                  a) Borrower agrees to pay or reimburse the Lender for all of its reasonable costs and expenses incurred in connection with administration, supervision, collection, or enforcement, or preservation of any rights under this
                       Note including without limitation, the reasonable fees and disbursements of counsel for the Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

                  b) All notices, demands, and other communications required or permitted in connection with this Note shall be deemed to have been given: (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or
                       (iii) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                           To Borrower:  Fusion Telecommunications
                                           International, Inc.
                                         420 Lexington Avenue, Suite 518
                                         New York, New York 10170
                                         Attention: Mr. Robert H. Nelson

                           To Lender:    Evelyn Langlieb Greer, as Trustee
                                         c/o Hogan, Greer & Shapiro, P.A.
                                         2400 South Dixie Highway, Suite 200
                                         Miami, Florida 33133

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

                  c) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of the Borrower or Lender, but only by a written amendment to this Note signed by both parties.

                  d) The remedies of the Lender, as provided herein, or in this Note are cumulative and concurrent and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefore shall arise.

                  e) This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, excluding those laws relating to the resolution of conflicts between the laws of different jurisdictions.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized representative as of the day and year first above written.

                           FUSION TELECOMMUNICATIONS INTERNATIONAL, INC. 420 Lexington Avenue, Suite 518
                           New York, New York 10170

                           By: _________________________
                           Name:________________________
                           Title:_______________________

                           [ORIGINAL FORMERLY SIGNED BY ROBERT NELSON]

         Acknowledged and agreed:

         ______________________________________

         By: __________________________
         Name:_______________________
         Title:________________________

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

                                   SCHEDULE 1

Evelyn Greer, as Trustee
AMORTIZATION SCHDULE
Date: January 25, 2001

Financing Transaction: A/R of Fusion Telecommunications Int'l., Inc.


ORIGINAL AMOUNT:           $1,000,000.00
PAYMENT:                   Monthly Interest
TERM:                      6 Months
RATE:                      13.00%
DEPOSIT(10%):              $0.00
FINANCED(NET) PRINCIPAL:   $1,000,000.00
MATURITY                   16-Jul-01
Due at Maturity:           P & I


PAYMENT                                       PRINCIPAL
  NO.         DATE             INTEREST       REDUCTION         PRINCIPAL
  ---         ----             --------       ---------         ---------

              25-Jan-01
   1          15-Feb-01        $7,479.45      $0.00             $1,000,000.00

   2          15-Mar-01         9,972.60      $0.00             $1,000,000.00

   3          16-Apr-01        11,397.26      $0.00             $1,000,000.00

   4          15-May-01        10,328.77      $0.00             $1,000,000.00

   5          15-Jun-01        11,041.10      $0.00             $1,000,000.00

   6          16-Jul-01        11,041.10      $1,000,000.00     0.00
                              ----------      -------------
                              $61,260.27      $1,000,000.00
                              ----------      -------------

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

                        SCHEDULE A TO FINACNING STATEMENT

DEBTOR: Fusion Telecommunication International, Inc.

SECURED PARTY: Evelyn Langlieb Greer, as Trustee

         The filing covers (i) all right, title and interest of the Debtor in and to certain accounts receivable (the "Accounts Receivable) more fully described in Schedule A attached to the promissory note and security agreement, date January 25, 2001 as such promissory note and security agreement may be amended (the "Note"), between the Debtor and the Secured Party, and all moneys due, paid or received thereon and (ii) the proceeds of the foregoing. For a more specific description of the Accounts Receivable, reference is made to Schedule A attached to the Note and any amendments thereon, which is maintained by the Debtor, and to other information available at the Debtor's office. Schedule A describes each of the Accounts Receivable by the obligors thereon and the principal amount owed to the Debtor as of November 30, 2000 and December 31, 2000, respectively. Any changes to the Accounts Receivable will be listed on an amendment to Schedule A or otherwise made available. Schedule A and any amendments thereto can be examined by interested parties, at no cost to them, during normal business hours, at the Debtor's office.

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